EXHIBIT 10.2

                                     CLOSING

                                    UNDER THE

                               PURCHASE AGREEMENT

                                     BETWEEN

                              SKOP (CAYMAN) LIMITED

                                       AND

                            REGENCY AFFILIATES, INC.

                         Dated as of November 30, 2000




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                                        Table of Contents

 Document                                                                  Tab
 Purchase Agreement ....................................................... 1
 Assignment................................................................ 2
 Note ..................................................................... 3

                               PURCHASE AGREEMENT
                                     between
                              SKOP (CAYMAN) LIMITED
                                       and
                            REGENCY AFFILIATES, INC.

                         Dated: As of November 30, 2000

                               PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT is made as of November 30, 2000, by and between SKOP (CAYMAN) LIMITED, a Cayman Islands corporation previously referred to as Skopbank (Cayman) Ltd., having an address at c/o Skopbank Pohjoiesesplanadi 37A, FIN00101, Helsinki, Finland, Attn: Carl-Fredrik Londen, Chief Legal Counsel ("Seller"), as seller, and REGENCY AFFILIATES, INC., a Delaware corporation having an address at 7295 Federal Highway, Suite 307, Stuart, Florida, 34994 ("Purchaser"), as purchaser.

                                    RECITALS

          1. Seller is a party to the First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership (" 1500 Woodlawn") dated as of November 22, 1988, as amended (the "Partnership Agreement").

          2. Seller owns a 5.00% limited partnership interest in 1500 Woodlawn (the "Partnership Interest").

          3. The Partnership Interest constitutes the entire interest of Seller in 1500 Woodlawn.

          4. Seller wishes to sell to Purchaser, and Purchaser wishes to buy from Seller, the Partnership Interest upon the terms and conditions set forth herein.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

          Section 1.1 The Purchase. On the date hereof, Purchaser shall purchase the Partnership Interest, upon the terms and conditions set forth in this Agreement, as follows:

               (i) Seller shall convey the Partnership Interest to Purchaser and Purchaser shall acquire the Partnership Interest;

               (ii) the Partnership Interest being conveyed by Seller constitute its entire interest in 1500 Woodlawn and such conveyance carries with it all of its rights as a partner in 1500 Woodlawn, accrued or unaccrued, absolute or contingent.

          Section 1.2 Purchase Price. The consideration for Seller's conveyance of the Partnership Interest to Purchaser is TEN THOUSAND DOLLARS ($10,000) payable in immediately available funds at Closing (the "Purchase Price").

          Section 1.3 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall occur on the date hereof (the "Closing Date"). Time is of the essence in and with respect to this Agreement and its terms and conditions. The Closing shall take place at the offices of Purchaser's attorney, Hogan & Hartson L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, VA 22102.

          Section 1.4 Closing Deliveries. (a) At Closing, Seller shall cause the following to be delivered to Purchaser (except as otherwise specified):

               (i) an assignment of the Partnership Interest to Purchaser or its designee, free and clear of all liens and encumbrances, in the form attached hereto as Exhibit A (the "Assignment Agreement"), duly executed by Seller;

               (ii) a  certificate   of  the  secretary  of  Seller  or  similar
                    appropriate documentation certifying as to (a) the resolutions of Seller authorizing the execution, delivery and performance of this Agreement and each document, instrument or agreement executed by Seller in connection with this Agreement, (b) the incumbency of those officers or other representatives of Seller executing any documents or instruments in connection with the transactions contemplated herein, (c) the certificate of incorporation of Seller, and
                    (d) the by-laws of Seller; and

               (iii)such other  documents and  instruments  as may be reasonably necessary or desirable to further carry out the purposes of this Agreement.

          (b) At Closing, Purchaser shall cause the following to be delivered to Seller:

               (i) immediately available funds to Seller in the amount of the Purchase Price;

               (ii) the  Assignment,  duly executed by Purchaser,  1500 Woodlawn and Woodlawn Investment Group, Inc., the general partner of 1500 Woodlawn (the "Woodlawn General Partner"); and

               (iii)such other  documents and  instruments  as may be reasonably necessary or desirable to further carry out the purposes of this Agreement.

          (c) Seller and Purchaser each agree that execution and delivery of an amendment to the Partnership Agreement is not a condition to Closing.

          (d) Purchaser shall be solely responsible for any and all fees, costs and expenses owed or reimbursable to 1500 Woodlawn, the Woodlawn General Partner or any other partner or agent of 1500 Woodlawn in regard to the Closing and the transactions required or contemplated thereby.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

          Section  2.1   Representations   and  Warranties  of  Seller.   Seller
represents and warrants to Purchaser as of the date hereof:

               (i) this Agreement is a legal, valid and binding obligation of Seller enforceable in accordance with its terms;

               (ii) Seller has the  authority  and has  obtained  all  necessary consents to enter into the transactions contemplated by this Agreement;

               (iii)the execution  and delivery by Seller of this  Agreement and all documents associated therewith and the performance by Seller of its obligations thereunder and hereunder (a) does not constitute a violation of any provisions of law, any order, regulation, or decree of any court or agency of government, or any indenture, mortgage, deed, trust agreement, or any other instrument to which Seller is a party and (b) are not in conflict with nor will they result in a breach of or constitute (with due notice and/or lapse of time) a. default under any such agreement or any other instrument;

               (iv) there is no suit, action,  litigation or proceeding to which
                    Seller is a party pending or, to Seller's knowledge, threatened, before any court or governmental authority against or relating to, or which would have an adverse effect upon, Seller, the Partnership Interest or the transactions contemplated by this Agreement;

               (v) Seller owns the Partnership Interest, and has not assigned or conveyed or agreed to assign or convey the Partnership Interest or any portion thereof or any rights therein;

               (vi) no right of first  refusal or first offer,  nor any purchase option or right with respect to the Partnership Interest have been granted to any party; and

               (vii)the  Partnership  Interest  is free and clear of all  liens,
                    claims,  charges,  mortgages,   pledges,  liens,  judgments,
                    restrictions or other encumbrances.

          Section 2.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as of the date hereof:

               (i) this Agreement is legal, valid and binding obligation of Purchaser enforceable in accordance with its terms;

               (ii) Purchaser  has the  authority and has obtained all necessary consents to enter into the transactions contemplated by this Agreement; and

               (iii)the  execution  and delivery by Purchaser of this  Agreement and all documents associated therewith and the performance by Purchaser of its obligations thereunder and hereunder (a) does not constitute a violation of any provisions of law, any order, regulation, or decree of any court or agency of government, or any indenture, mortgage, deed, trust agreement, or any other - instrument to which Purchaser is a party and (b) are not in conflict with nor will they result in a breach of or constitute (with due notice and/or lapse of time) a default under any such agreement or any other instrument.

          Section 2.3 No Further Representations. Purchaser acknowledges that no representations whatsoever regarding the Partnership Interest or Seller have been made by Seller, except as may be expressly provided herein. Seller acknowledges that no representations whatsoever regarding Purchaser have been made by Purchaser, except as may be expressly provided herein.

          Section 2.4 Indemnification. Each of Seller and Purchaser shall indemnify, defend, protect and hold the other party harmless from and against any and all loss, cost, liability and expense (including reasonable attorneys' fees) which the other party may suffer or incur by reason of any claim or liability arising out of any breach of any of the indemnifying party's representations, warranties or covenants as set forth in this Agreement.

                                   ARTICLE III
                                 MISCELLANEOUS

          Section 3.1 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective assigns.

          Section 3.2 Survival. The provisions of this Agreement shall survive the Closing for the period of the applicable statute of limitations.

          Section 3.3 Broker. Each of Seller and Purchaser represents to the other that it has not dealt with any broker or finder in connection with this Agreement or the transactions contemplated hereby. Each party shall indemnify the other and hold the other harmless from any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees, disbursements and court costs) paid or incurred by such party by reason of any claim to any broker's, finders or other fee in connection with this Agreement or the transactions contemplated hereby, if such claim is based on dealings with the indemnifying party.

          Section 3.4 Notices. All notices hereunder by either party to the other shall be send by registered or certified mail, return receipt requested, personal delivery, if a signed receipt of delivery shall be obtained, or by overnight courier providing receipt of delivery, addressed to Seller at the address given for Seller at the beginning of this Agreement, with copies of such notices to Seller to be likewise sent to:

                               Katten Muchin Zavis
                       1025 Thomas Jefferson Street, N.W.
                              East Lobby, Suite 700
                            Washington, DC 20007-5201
                          Attention: Bruce Kosub, Esq.

and to Purchaser at the address given for Purchaser at the beginning of this Agreement, with copies of such notices to Purchaser to be likewise sent to:

                             Hogan & Hartson L.L.P.
                              8300 Greensboro Drive
                                   Suite 1100
                                McLean, VA 22102
                      Attention: Richard K.A. Becker, Esq.

          Notices shall be deemed served upon receipt or refusal thereof by the party to whom addressed. Notices on behalf of the respective parties may be given by their attorneys and such notices shall have the same effect as if in fact subscribed by the party on whose behalf it is given.

          Section 3.5 Further Assurances. The parties hereto agree to act in good faith, to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Agreement), and to correct such errors, omissions or mistakes made by either party at or prior to the Closing and which may reasonably be requested from time to time, whether at or after the Closing, in furtherance of the purposes of this Agreement, provided such documents are customarily delivered in similar transactions or are otherwise required due to circumstances involved in the transaction contemplated hereunder and do not impose any material obligations upon any party hereunder except as set forth in this Agreement.

          Section 3.6 Expenses. Each of the parties hereto shall bear its own respective legal and accounting fees and other expenses incurred or to be incurred by it in connection with the ne-otiation and preparation of this Agreement and the transactions contemplated hereby, except that in the event that any party hereto shall bring any suit, action or other proceeding against any other party hereto in connection with this Agreement or the transactions contemplated hereby, the prevailing party in such suit, action or other proceeding shall be entitled to reimbursement for any costs or expenses, including but not limited to reasonable attorneys' fees, incurred by such prevailing party in connection with such suit, action or other proceeding. Seller shall pay any transfer, gains or similar taxes which may be imposed in connection with the transactions contemplated hereby.

          Section 3.7 Entire Agreement. This Agreement and the Exhibit attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties hereto are merged in and are contained in this Agreement and said Exhibit.

          Section 3.8 Changes in Writing. No provision of this Agreement may be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom any waiver, change, modification or discharge is sought.

          Section 3.9 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns, if any, and each party may enforce the provisions hereof against any or all of the other parties hereto. None of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

          Section 3.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by each of the parties hereto and delivered to the other party, it being understood that all parties hereto need not sign the same counterpart.

          Section 3.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (without regard to conflict of law principles). In any action relating to the enforcement of this Agreement, the parties hereto waive the right to trial by jury.

                      [Balance of page intentionally blank]

          IN WITNESS WHEREOF, such of Seller and Purchaser has executed this A-reement as of the date first written above.

                                          SKOP (CAYMAN) LIMITED

                                          By:/s/Carl-Fredrik Londen
                                             --------------------------
                                          Name: Carl-Fredrik Londen
                                          Title: Liquidator

                                          REGENCY AFFILIATES, NC.

                                          By:/s/William R. Ponsoldt
                                             --------------------------
                                          Name: William R. Ponsoldt
                                          Title: President

                                    EXHIBIT A

                              Assignment Agreement

                          ASSIGNMENT AND ASSUMPTION OF
                    LIMITED PARTNERSHIP INTEREST AND CONSENT

          This Assignment and Assumption of Limited Partnership Interest and Consent (the "Assignment") is entered into on this 30th day of November, 2000 by and among (i) SKOP (CAYMAN) LIMITED, a Cayman Islands corporation previously referred to as Skopbank (Cayman) Ltd. ("Cayman"), (ii) REGENCY AFFILIATES, INC., a Delaware corporation ("Regency"), (iii) 1500 WOODLAWN LIMITED PARTNERSHIP, a Delaware limited partnership ("Partnership") and (iv) WOODLAWN INVESTMENT GROUP, INC., a Delaware corporation ("Woodlawn" or the "General Partner").

                                    RECITALS:

          WHEREAS, on November 20, 1986, Woodlawn, as General Partner, executed a Certificate of Limited Partnership ("Certificate") forming 1500 Woodlawn Limited Partnership ("Partnership") as a limited partnership under the laws of the State of Delaware, and recorded such Certificate on the 21st day of November, 1986 among the partnership records of the Office of the Secretary of State of the State of Delaware ("Partnership Records"), and amended said _ Certificate by that certain First Amended Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of February 10, 1987 and filed among the Partnership Records on the 13th day of February, 1987, and further amended said Certificate by that certain Second Amendment Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of November 221988 and filed among the Partnership Records as of December 5, 1988; and

          WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, and Stephen F. Twohig ("Twohig") entered into that certain Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 20, 1986 ("Agreement"); and

          WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, Twohig and Cayman entered into that certain First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 22, 1988 ("A/R Agreement") in order to admit Cayman to the Partnership and to amend and restate the agreement of the parties; and

          WHEREAS, the parties amended the A/R Agreement by that certain First Amendment to 1500 Woodlawn Limited Partnership Limited Partnership Agreement dated as of December 30, 1988 in order to recognize the reallocation of percentage interests in the Partnership, by that certain Corrective First Amendment to First Amended and Restated Limed Partnership Agreement of Limited Partnership dated as of December 30, 1988 correcting certain errors in the First Amendment, by that Second Amendment to 1500 Woodlawn Limited Partnership Limited Partnership Agreement dated as of April 1, 1990 in order to admit Sherrier Place Investment Limited Partnership ("Sherrier Place") and Klingle Street Investment Limited Partnership to the Partnership, by that certain Third Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated August 20, 1990 (the "Third Amendment") in order to modify the distribution formula for Net Cash Flow and to restrict the authority of the General Partner, by that certain Fourth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated December 14, 1990 in order to further restrict the authority of the General Partner, by that certain Fifth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to make certain changes required in connection with certain financing to be obtained by the Security Land and Development Limited Partnership, by that certain Sixth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to make certain changes in the membership of the Partnership; and

          WHEREAS, the records of the partnership reflect that the following transfers occurred subsequent to the execution of the Sixth Amendment to the A/R
Agreement: (i) a transfer from Steven M. Peer to the Steven M. Peer Trust ("Peer Trust") (the "OriginalPeer Assignment") of all of Peer's limited partnership interest in the Partnership; (ii) a transfer from Sherrier Place to the Marvin
H. Green III Trust of all of Sherrier Place's limited partnership interest in the Partnership; (iii) a transfer from Twohig to the Stephen F. Twohig Trust (the "Twohig Trust") of all of Twohig's limited partnership interest in the Partnership; (v) a transfer from the Twohig Trust to MFA Woodlawn Inc. ("MFA"), of all of the Twohig Trust's limited partnership interest, and (vi) a transfer from the Cafritz Trust to the Peer Trust of a 3.75% limited partnership interest in the Partnership; and

          WHEREAS, Cayman desires to assign to Regency all right, title and interest in and to Cayman's five percent (5%) limited partnership interest in the Partnership (the "5% Interest"); and

          WHEREAS, Regency desires to assume all right, title and interest in the 5% Interest, and the General Partner is wiling to consent to such assumption on theterms and conditions set forth in this Assignment.

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. All capitalized terms not specifically defined herein shall have the respective meanings set forth in the A/R Agreement, as amended.

          2. In consideration of the payment of Ten Thousand Dollars ($10,000), the receipt and sufficiency of which is hereby acknowledged, Cayman hereby assigns, transfers and conveys to Regency all right, title and interest in and to the 5% Interest (the "Transfer").

          3. The General Partner hereby consents to the Transfer.

          4. (a) Regency hereby accepts the Transfer and assumes all obligations of Cayman, as a limited partner of the Partnership, arising out of the 5% Interest. In connection therewith, Regency agrees to be bound by the terms and provisions of the A/R Agreement, as amended. By entering into this Assignment, Regency shall be deemed to have executed a counterpart of the A/R Agreement, as amended, agreeing to be bound by all of the terms and provisions of the A/R Agreement, as amended.

               (b) Regency hereby represents and warrants to the General Partner and to the Partnership that the acquisition of the 5% Interest is made as principal for its account for investment purposes only and not with a view to the resale or distribution of such 5% Interest, except insofar as the Securities Act of 1933 and any applicable securities law of any state or other jurisdiction permit such acquisition to be made for the account of others or with a view to the resale or distribution of such 5% Interest without requiring that such 5% Interest, or the acquisition, resale or distribution thereof, be registered under the Securities Act of 1933 or any applicable securities law of any state or other jurisdiction.

               (c) Regency agrees that it will not sell, assign or otherwise transfer its 5% Interest, or any fraction thereof, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such 5% Interest or fraction thereof to any Person who does not similarly represent and warrant and agree. _

               (d) Regency will be the sole party responsible to the Partnership for any and all fees, costs and expenses reimbursable or payable tothe Partnership in regard to the Transfer.

          5. Cayman is hereby released by the Partnership from all obligations assumed or accepted by Regency under the Assignment. Upon the executionand delivery this Assignment, the names and, where available, the addresses of the Partners, and the capital contribution and Interests of each such Partner, are, according the Partnership records after giving effect to this Assignment, as described inExhibit A attached hereto and made a part hereof. Notwithstanding the preceding sentence, this Assignment does not constitute and amendment to the A/R Agreement.

          6. This Assignment may be executed in one (1) or more counterparts, each of which shall be deemed an original copy and all of which together shall constitute one (1) original agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the said counterpart.

          7. This Assignment shall be governed in all respects by the laws of the State of Delaware (but not including the choice of law rules thereof).

                      [Balance of page intentionally blank]

          IN WITVESS WHEREOF, the parties hereto have executed this Assignment as of the date first written above.


                                          SKOP (CAYMAN) LIMITED

WITNESS:
                                          By: /s/Carl-Fredrik Londen
--------------------------                    --------------------------------
                                              Carl-Fredrik Londen, Liquidator


WITNESS:                                  REGENCY AFFILIATES, INC.

                                          By: /s/William R. Ponsoldt
--------------------------                    --------------------------------
                                              Name: William R Ponsoldt
                                              Title: President

WITNESS:                                  1500 WOODLAWN LIMITED PARTNERSHIP


                                          By: Woodlawn Investment Group, Inc.,
                                              its general partner


-------------------------                 By: /s/Conrad Cafritz
                                              ----------------------------
                                                Conrad Cafritz, President

WITNESS:                                  WOODLAWN INVESTMENT GROUP, INC.


                                          By: /s/Conrad Cafritz
-------------------------                    --------------------------------
                                              Conrad Cafritz, President

                                   EXHIBIT A

      Schedule of Partners, Capital Contributions and Percentage Interests


Name and Address              Percentage Interest          Capital Contribution


GENERAL PARTNER:

Woodlawn Investment Group,            1.00%                        $1.00
       Inc.
1735 Eye Street, N.W.
Suite 715
Washington, D.C. 20006

LIMITED PARTNERS:

Conrad Cafritz Family                 76.5425%                    $76.54
Trust #2
3030 Chain Bridge Road
Washington, D.C. 20016

MFA Woodlawn, Inc.                     4.2075%                     $4.21

Regency Affiliates, Inc.                 5.00%             $1,500,000.00
7295 Federal Highway
Suite 307
Stuart, FL 34994

The Marvin H. Green III Trust            1.00%                      1.00

Steven M. Peer Trust                    7.500%                     $7.50
c/o Cafritz Interests, Inc.
1660 L Street, N.W.
Suite 910
Washington, D.C. 20036

Seth H. and Rebecca W.                  1.583%                     $1.58
Price, joint tenants

Firefly Circle Investment               3.167%                     $3.18
Limited Partnership
c/o The Cafritz Group, Inc.
1735 Eye Street, N.W.
Suite 715
Washington, D.C. 20006

                          ASSIGNMENT AND ASSUMPTION OF
                    LIMITED PARTNERSHIP INTEREST AND CONSENT

          This Assignment and Assumption of Limited Partnership Interest and Consent (the "Assignment") is entered into on this 30th day of November, 2000 by and among (i) SKOP (CAYMAN) LIMITED, a Cayman Islands corporation, previously referred to as Skopbank (Cayman) Ltd. ("Cayman"), (ii) REGENCY AFFILIATES, INC., a Delaware corporation ("Regency"), (iii) 1500 WOODLAWN LIMITED PARTNERSHIP, a Delaware limited partnership ("Partnership") and (iv) WOODLAWN INVESTMENT GROUP, INC., a Delaware corporation ("Woodlawn" or the "General Partner").

                                    RECITALS:

          WHEREAS, on November 20, 1986, Woodlawn, as General Partner, executed a Certificate of Limited Partnership ("Certificate") forming 1500 Woodlawn Limited Partnership ("Partnership") as a limited partnership under the laws of the State of Delaware, and recorded such Certificate on the 21st day of November, 1986 among the partnership records of the Office of the Secretary of State of the State of Delaware ("Partnership Records"), and amended said Certificate by that certain First Amended Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of February 10, 1987 and filed among the Partnership Records on the 13th day of February, 1987, and further amended said Certificate by that certain Second Amendment Certificate of Limited Partnership of 1500 Woodlawn Limited Partnership dated as of November 22 1988 and filed among the Partnership Records as of December 5, 1988; and

          WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, and Stephen F. Twohig ("Twohig") entered into that certain Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 20, 1986 ("Agreement"); and

          WHEREAS, Woodlawn, Conrad Cafritz, Marvin J. Price, Twohig and Cayman entered into that certain First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated as of November 22, 1988 ("A/R Agreement") in order to admit Cayman to the Partnership and to amend and restate the agreement of the parties; and

          WHEREAS, the parties amended the A/R Agreement by that certain First Amendment to 1500 Woodlawn Limited Partnership Limited Partnership Agreement dated as of December 30, 1988 in order to recognize the reallocation of percentage interests in the Partnership, by that certain Corrective First Amendment to First Amended and Restated Limited Partnership Agreement of Limited Partnership dated as of December 30, 1988 correcting certain errors in the First Amendment, by that Second Amendment to 1500 Woodlawn Limited Partnership Limited Partnership Agreement dated as of April 1, 1990 in order to admit Sherrier Place Investment Limited Partnership ("Sherrier Place") and Klingle Street Investment Limited Partnership to the Partnership, by that certain Third Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated August 20, 1990 (the "Third Amendment") in order to modify the distribution formula for Net Cash Flow and to restrict the authority of the General Partner, by that certain Fourth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated December 14, 1990 in order to further restrict the authority of the General Partner, by that certain Fifth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to make certain changes required in connection with certain financing to be obtained by the Security Land and Development Limited Partnership, by that certain Sixth Amendment to First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership dated November 17, 1994 in order to make certain changes in the membership of the Partnership; and

          WHEREAS, the records of the partnership reflect that the following transfers occurred subsequent to the execution of the Sixth Amendment to the A/R
Agreement: (i) a transfer from Steven M. Peer to the Steven M. Peer Trust ("Peer Trust") (the "Original Peer Assignment") of all of Peer's limited partnership interest in the Partnership; (ii) a transfer from Sherrier Place to the Marvin
H. Green III Trust of all of Sherrier Place's limited partnership interest in the Partnership; (iii) a transfer from Twohig to the Stephen F. Twohig Trust (the "Twohig Trust") of all of Twohig's limited partnership interest in the Partnership; (v) a transfer from the Twohig Trust to MFA Woodlawn Inc. ("MFA"), of all of the Twohig Trust's limited _ partnership interest, and (vi) a transfer from the Cafritz Trust to the Peer Trust of a 3.75% limited partnership interest in the Partnership; and

          WHEREAS, Cayman desires to assign to Regency all right, title and interest in and to Cayman's five percent (5%) limited partnership interest in the Partnership (the "5% Interest"); and

          WHEREAS, Regency desires to assume all right, title and interest in the 5% Interest, and the General Partner is wiling to consent to such assumption on the terms and conditions set forth in this Assignment.

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. All capitalized terms not specifically defined herein shall have the respective meanings set forth in the A/R Agreement, as amended.

          2. In consideration of the payment of Ten Thousand Dollars ($10,000), the receipt and sufficiency of which is hereby acknowledged, Cayman hereby assigns, transfers and conveys to Regency all right, title and interest in and to the 5% Interest (the "Transfer").

          3. The General Partner hereby consents to the Transfer.

          4. (a) Regency hereby accepts the Transfer and assumes all obligations of Cayman, as a limited partner of the Partnership, arising out of the 5% Interest. In connection therewith, Regency agrees to be bound by the terms and provisions of the A/R Agreement, as amended. By entering into this Assignment, Regency shall be deemed tohave executed a counterpart of the A/R Agreement, as amended, agreeing to be bound by all of the terms and provisions of the A/R Agreement, as amended.

               (b) Regency hereby represents and warrants to the General Partner and to the Partnership that the acquisition of the 5% Interest is made as principal for its account for investment purposes only and not with a view to the resale or distribution of such 5% Interest, except insofar as the Securities Act of 1933 and any applicable securities law of any state or other jurisdiction permit such acquisition to be made for the account of others or with a view to the resale or distribution of such 5% Interest without requiring that such 5% Interest, or the acquisition, resale or distribution thereof, be registered under the Securities Act of 1933 or any applicable securities law of any state or other jurisdiction.

               (c) Regency agrees that it will not sell, assign or otherwise transfer its 5% Interest, or any fraction thereof, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such 501o Interest or fraction thereof to any Person who does not similarly represent and warrant and agree.

               (d) Regency will be the sole party responsible to the Partnership for any and all fees, costs and expenses reimbursable or payable tothe Partnership in regard to the Transfer.

          5. Cayman is hereby released by the Partnership from all obligations assumed or accepted by Regency under the Assignment. Upon the executionand delivery this Assignment, the names and, where available, the addresses of the Partners, and the capital contribution and Interests of each such Partner, are, according the Partnership records after giving effect to this Assignment, as described in Exhibit A attached hereto and made a part hereof. Notwithstanding the preceding sentence, this Assignment does not constitute and amendment to the A/R Agreement.

          6. This Assignment may be executed in one (1) or more counterparts, each of which shall be deemed an original copy and all of which together shall constitute one (1) original agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the said counterpart.

          7. This Assignment shall be governed in all respects by the laws of the State of Delaware (but not including the choice of law rules thereof).

                      [Balance of page intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first written above.


WITNESS:                                  SKOP (CAYMAN) LIMITED


                                          By: /s/Carl-Fredrik Londen
--------------------------                    ---------------------------------
                                              Carl-Fredrik  Londen,  Liquidator

WITNESS:                                  REGENCY AFFILIATES, INC.

                                          By: /s/William R. Ponsoldt
--------------------------                    --------------------------------
                                          Name: William R. Ponsoldt
                                          Title: President

 WITNESS:                                 1500 WOODLAWN LIMITED PARTNERSHIP


                                          By:  Woodlawn Investment Group, Inc.,
                                                 its general partner


                                          By: /s/Conrad Cafritz
---------------------------                   -------------------------------
                                               Conrad Cafritz, President


WITNESS:                                  WOODLAWN INVESTMENT GROUP, INC.

                                           By: /s/Conrad Cafritz
-------------------------                     -------------------------------
                                               Conrad Cafritz, President

                                    EXHIBIT A

      Schedule of Partners, Capital Contributions and Percentage Interests

Name and Address                        Percentage Interest                   Capital Contribution

GENERAL PARTNER:

Woodlawn Investment Group,                    1.00%                                   $1.00
       Inc.
1735 Eye Street, N.W.
Suite 715
Washington, D.C. 20006

LIMITED PARTNERS:

Conrad Cafritz Family                      76.5425%                                  $76.54
Trust #2
3030 Chain Bridge Road
Washington, D.C. 20016

MFA Woodlawn, Inc.                          4.2075%                                   $4.21

Regency Affiliates, Inc.                      5.00%                           $1,500,000.00
7295 Federal Highway
Suite 307
Stuart, FL 34994

The Marvin H. Green III Trust                 1.00%                                    1.00


Steven M. Peer Trust                         7.500%                                   $7.50
c/o Cafritz Interests, Inc.
1660 L Street, N. W.
Suite 910
Washington, D.C. 20036

Seth H. and Rebecca W.                        1.583%                                  $1.58
Price, joint tenants

Firefly Circle Investment                     3.167%                                  $3.18
Limited Partnership
c/o The Cafritz Group, Inc.
1735 Eye Street, N.W.
Suite 715
Washington, D.C. 20006


          THIS PROMISSORY NOTE HAS BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE LAWS OF ANY STATE. THIS PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, AND THE LAWS OF ANY APPLICABLE STATE.

                                 PROMISSORY NOTE

                                                             Washington, D.C.
$10,000                                                      November 30, 2000

          FOR VALUE RECEIVED, REGENCY AFFILIATES, INC., a Delaware corporation (the "Maker"), promises to pay to the order of CONRAD CAFRITZ, an individual, or his assigns (the "Holder"), at 1660 L Street, N.W., Suite 600, Washington, DC 20036, or at such other place as the Holder of this Note may from time to time designate, on November 1, 2030 (the "Maturity Date"), the principal amount of TEN THOUSAND DOLLARS ($10,000). Until the Maturity Date, Maker shall pay to the Holder, as interest, a sum equal to 50% of (i) the distributions of Net Cash Flow received by Maker pursuant to Section 10.01 of that certain First Amended and Restated Limited Partnership Agreement of 1500 Woodlawn Limited Partnership, as amended (the "A/R Agreement") plus (ii) the distributions of Proceeds of Capital Transactions received by Maker pursuant to Section 11.01 of the A/R Agreement, immediately upon receipt of each such distribution. All payments hereunder shall be made in lawful money of the United States of America, without offset.

          The unpaid principal amount of this Note may not be prepaid in whole or in part at any time without the prior written consent of the Holder, such consent to be granted or withheld in the sole discretion of the Holder.

          The occurrence of the following shall constitute an event of default ("Event of Default") hereunder:

               1 Failure to pay, when due, the principal, any interest, or any other sum payable hereunder, and continuance of such failure for five (5) business days after the date on which such principal, installment of interest or other sum is due (whether upon maturity hereof, upon any interest payment date, upon acceleration, or otherwise).

               2 Failure of Maker generally to pay its debts as such debts become due, the admission by Maker in writing of its inability to pay its debts as such debts become due, or the making by Maker of any general assignment for the benefit of creditors.

               3 Commencement by Maker of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property.

               4 Commencement of any case, proceeding or other action against Maker seeking to have any order for relief entered against Maker as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Maker or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment or a receiver, trustee, custodian or other similar official for Maker or for all or any substantial partn of the property of Maker, and (i) Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action, or (ii) such case, proceeding or action results in the entry of an order for relief which is not, fully stayed within seven (7) business days after the entry thereof, or (iii) such case, proceeding or action remains undismissed for a period of fifteen (15) days or more or is dismissed or suspended only pursuant to Section 305 of the United States Bankruptcy Code or any corresponding provision of any future United States bankruptcy law.

          Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

          The Maker promises to pay all costs and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with the collection hereof, and to perform each and every covenant or agreement to be performed by the Maker under this Note and any other instrument evidencing the obligation represented by this Note.

          Each Obligor which term shall include the Maker and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of any Obligor. The pleading of any statute of limitations as a defense to any demand against any Obligor is expressly waived.

          No single or partial exercise by the Holder of any right hereunder, or under any other agreement pertaining hereto, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

          This Note and all agreements between the Maker and the Holder relating hereto are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of money hereunder exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, i so facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Holder shall ever receive interest, or anything which might be deemed interest under applicable law, which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness of the Maker to the Holder shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of this Note and all other agreements between the Maker and the Holder.

          The Maker hereby declares, represents, and warrants that the indebtedness evidenced hereby is made (i) for the purpose of acquiring or carrying on a business, professional, or commercial activity and (ii) for the purpose of acquiring real or personal property as an investment or for the purpose of carrying on an investment activity, within the meaning of D.C. Code Title 28, sections 3301(d)(1)(B) and (C) (1981 and Supp. 1985).

          Whenever used herein, the words "Maker" and "Holder" and "Obligor" shall be deemed to include their respective successors and assigns.

          This Note shall be governed by and construed under and in accordance with the laws of District of Columbia (but not including the choice of law rules thereoo.

          IN WITNESS WHEREOF, the undersigned have duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

[SEAL]                                      REGENCY AFFILIATES, INC.

ATTEST
                                            By:  /s/William R. Ponsoldt
                                                 _______________________________
---------------------                        Name: William R. Ponsoldt
                                             Title: President